Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	David Gallo

Address of Joint Filer:	c/o Valinor Management L.P.
405 Lexington Avenue, 34th Floor
New York, NY 10174

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction to be Reported
(Month/Day/Year):	July 12, 2023

Designated Filer:	Valinor Management L.P.

Signature:

/s/ David Gallo
Name:	David Gallo

July 14, 2023
Date

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Valinor Associates, LLC

Address of Joint Filer:	c/o Valinor Management L.P.
405 Lexington Avenue, 34th Floor
New York, NY 10174

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction to be Reported
(Month/Day/Year):	July 12, 2023

Designated Filer:	Valinor Management L.P.

Signature:

Valinor Associates, LLC

/s/ David Gallo
Name:	David Gallo
Title:	Managing Partner

July 14, 2023
Date

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Valinor Management, L.P.

Address of Joint Filer:	c/o Valinor Management L.P.
405 Lexington Avenue, 34th Floor
New York, NY 10174

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction to be Reported:	July 12, 2023

Designated Filer:	Valinor Management L.P.

Signature:

Valinor Management, L.P.

/s/ David Gallo
Name:	David Gallo
Title:	Managing Partner

July 14, 2023
Date

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Valinor Capital Partners, L.P.

Address of Joint Filer:	c/o Valinor Management L.P.
405 Lexington Avenue, 34th Floor
New York, NY 10174

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction to be Reported
(Month/Day/Year):	July 12, 2023

Designated Filer:	Valinor Management L.P.

Signature:

Valinor Capital Partners, L.P.

/s/ David Gallo
Name:	David Gallo
Title:	Managing Partner

July 14, 2023
Date

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Valinor Capital Partners Offshore Master Fund, L.P.

Address of Joint Filer:	c/o Valinor Management L.P.
405 Lexington Avenue, 34th Floor
New York, NY 10174

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction to be Reported
(Month/Day/Year):	July 12, 2023

Designated Filer:	Valinor Management L.P.

Signature:

Valinor Capital Partners Offshore Master Fund, L.P.

/s/ David Gallo
Name:	David Gallo
Title:	Managing Partner

July 14, 2023
Date